UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 619100

Dallas, Texas 75261-9100

(Address of Principal Executive Offices) (Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 par value	KMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Preliminary Estimates of Certain Financial Metrics

The information below summarizes certain of the estimated preliminary financial data of Kimberly-Clark Corporation, a Delaware corporation (“Kimberly-Clark,” “we,” “our” or “us”) for the three months ended September 30, 2026, for which consolidated financial statements are not available. Our actual results for such period will be subject to the completion of our quarter-end closing process, which includes review by Kimberly-Clark’s management and board of directors, including Kimberly-Clark’s audit committee. While carrying out such procedures, we may identify items that require us to make adjustments to the estimated preliminary financial data set forth below. Our independent registered public accounting firm, Deloitte & Touche LLP, has also not audited, reviewed, compiled or performed any procedures on this estimated preliminary financial data, and accordingly, does not express an opinion or other form of assurance with respect to this estimated preliminary financial data. The estimated preliminary financial data included in this Current Report on Form 8-K (this “Current Report”) has been prepared by, and is the responsibility of, Kimberly-Clark’s management, and is qualified by, and subject to the assumptions, risks and uncertainties discussed in, this Current Report and Kimberly-Clark’s filings with the U.S. Securities and Exchange Commission (the “SEC”). This estimated preliminary financial data should not be viewed as a substitute for full financial information prepared in accordance with GAAP (as defined herein). In addition, the preliminary estimated financial results set forth below are not necessarily indicative of results we may achieve in any future period.

The following information should be read in conjunction with (i) our consolidated financial statements and related notes, as well as management’s discussion and analysis of results of operations and financial condition, in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the SEC, (ii) our consolidated financial statements and related notes, as well as management’s discussion and analysis of results of operations and financial condition, in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and (iii) “Cautionary Statement Regarding Forward-Looking Information” in this Current Report and similar sections in our filings with the SEC.

Based on management’s analysis for the three months ended September 30, 2026, we estimate the following amounts for the metrics presented below:

	Preliminary Data as of and for the Three Months Ended September 30, 2026	As of and for the Three Months Ended September 30, 2025
	Estimated	Actual
($ in millions, except per share amounts and percentages)	(unaudited)

Net Sales	$4,134	$4,150
Organic Sales Growth(1)	(1.3)%	2.5%
Gross Profit	$1,441	$1,493
Adjusted Gross Profit(2)	$1,468	$1,527
Operating Profit	$516	$621
Adjusted Operating Profit(3)	$677	$683
Diluted Earnings per Share from Continuing Operations(4)	$1.19	$1.01
Diluted Earnings per Share Attributable to Kimberly-Clark(4)	$5.37	$1.34
Adjusted Earnings per Share from Continuing Operations(4)(5)	$1.70	$1.45
Adjusted Earnings per Share Attributable to Kimberly-Clark(4)(6)	$1.70	$1.82

Cash and Cash Equivalents	$1,874	$617

(1)	Organic Sales Growth is not calculated or presented in accordance with GAAP. Organic Sales Growth is defined as the change in Net Sales, as determined in accordance with GAAP, excluding the impacts of currency translation and divestitures and business exits. See the heading “Non-GAAP Financial Information” for more information and below for a reconciliation to its most directly comparable financial measure calculated and presented in accordance with GAAP. The following table presents a reconciliation of our Net Sales Growth to Organic Sales Growth:

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
(percentage change vs. the prior year period)	(unaudited)

Net Sales Growth	(0.4)	0.1
Currency Translation	(0.3)	0.1
Divestitures and Business Exits	(0.7)	2.2
Organic Sales Growth(a)	(1.3)	2.5

(a)	Table may not foot due to rounding.

(2)	Adjusted Gross Profit is not calculated or presented in accordance with GAAP. We describe this measure in this Current Report under the heading “Non-GAAP Financial Information” and reconcile it below to its most directly comparable financial measure calculated and presented in accordance with GAAP. The following table presents a reconciliation of our Gross Profit to Adjusted Gross Profit:

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
($ in millions)	(unaudited)

Gross Profit	$1,441	$1,493
2024 Transformation Initiative	29	34
Unrealized (Gains) Losses on Commodity Hedges	(2)	—
Adjusted Gross Profit	$1,468	$1,527

(3)	Adjusted Operating Profit is not calculated or presented in accordance with GAAP. We describe this measure in this Current Report under the heading “Non-GAAP Financial Information” and reconcile it below to its most directly comparable financial measure calculated and presented in accordance with GAAP. The following table presents a reconciliation of our Operating Profit to Adjusted Operating Profit:

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
($ in millions)	(unaudited)

Operating Profit	$516	$621
2024 Transformation Initiative	55	62
Kenvue Acquisition	106	—
Brazil Business Tax Credits	2	—
Unrealized (Gains) Losses on Commodity Hedges	(2)	—
Adjusted Operating Profit	$677	$683

(4)	Based on 333.7 million and 333.1 million weighted-average dilutive shares outstanding for the three months ended September 30, 2026 and 2025, respectively.

(5)	Adjusted Earnings per Share from Continuing Operations is not calculated or presented in accordance with GAAP. We describe this measure in this Current Report under the heading “Non-GAAP Financial Information” and reconcile it below to its most directly comparable financial measure calculated and presented in accordance with GAAP. The following table presents a reconciliation of our Diluted Earnings per Share from Continuing Operations to Adjusted Earnings per Share from Continuing Operations:

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
	(unaudited)

Diluted Earnings per Share from Continuing Operations	$1.19	$1.01
2024 Transformation Initiative	0.13	0.14
Kenvue Acquisition	0.27	—
U.S. Tax Reform Related Matters (OBBBA)	—	0.29
Equity Company Adjustments	0.12	—
IFP Repatriated Earnings	—	0.01
Unrealized (Gains) Losses on Commodity Hedges	(0.01)	—
Adjusted Earnings per Share from Continuing Operations(a)	$1.70	$1.45

(a)	The non-GAAP adjustments included above are presented net of tax. The income tax effect of these non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. Refer to the Adjusted Effective Tax Rate reconciliation below for the tax effect of these and other adjustments on Kimberly-Clark’s estimated provision for income taxes:

	Income from Continuing Operations Before Income Taxes and Equity Interests		Provision for Income Taxes
	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual	Estimated	Actual
($ in millions)	(unaudited)		(unaudited)

As Reported	$471	$546	$(95)	$(248)
2024 Transformation Initiative	55	62	(11)	(12)
Kenvue Acquisition	106	—	(16)	—
Brazil Business Tax Credits	2	—	(1)	—
U.S. Tax Reform Related Matters (OBBBA)	—	—	—	96
IFP Repatriated Earnings	—	—	—	3
Unrealized (Gains) Losses on Commodity Hedges	(2)	—	—	—
As Adjusted	$632	$608	$(123)	$(161)

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
	(unaudited)

Effective Tax Rate
As Reported	20.2%	45.4%
As Adjusted	19.5%	26.5%

(6)	Adjusted Earnings per Share Attributable to Kimberly-Clark is not calculated or presented in accordance with GAAP. We describe this measure in this Current Report under the heading “Non-GAAP Financial Information” and reconcile it below to its most directly comparable financial measure calculated and presented in accordance with GAAP. The following table presents a reconciliation of our Diluted Earnings per Share Attributable to Kimberly-Clark to Adjusted Earnings per Share Attributable to Kimberly-Clark:

	Preliminary Data for the Three Months Ended September 30, 2026	For the Three Months Ended September 30, 2025
	Estimated	Actual
	(unaudited)

Diluted Earnings per Share Attributable to Kimberly-Clark	$5.37	$1.34
2024 Transformation Initiative	0.13	0.14
Kenvue Acquisition	0.27	—
U.S. Tax Reform Related Matters (OBBBA)	—	0.29
IFP Separation Costs	0.16	0.04
Equity Company Adjustments	0.12	—
IFP Repatriated Earnings	—	0.01
IFP Reorganization Tax Charges	(0.01)	—
IFP Transaction Gain	(4.33)	—
Unrealized (Gains) Losses on Commodity Hedges	(0.01)	—
Adjusted Earnings per Share Attributable to Kimberly-Clark(a)	$1.70	$1.82

(a)	The non-GAAP adjustments included above for the three months ended September 30, 2026 are presented net of tax in the amount of $13 million, $1 million and $3 million for Equity Company Adjustments, IFP Separation Costs and IFP Reorganization Tax Charges, respectively. Tax amounts for the IFP Transaction Gain were not material. The non-GAAP adjustments included above for the three months ended September 30, 2025 are presented net of tax in the amount of $4 million for IFP Separation Costs. The income tax effect of these non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. Refer to the Adjusted Effective Tax Rate reconciliation above for the tax effect of the other adjustments included herein on Kimberly-Clark’s estimated provision for income taxes.

Item 7.01 Regulation FD Disclosure

On October 15, 2026, we issued a press release to reaffirm our previously announced outlook for 2026. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

Non-GAAP Financial Information

This Current Report includes certain financial measures, such as Organic Sales Growth, Adjusted Gross Profit, Adjusted Operating Profit, Adjusted Earnings per Share from Continuing Operations, Adjusted Earnings per Share Attributable to Kimberly-Clark, and Adjusted Effective Tax Rate, not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Unless specifically stated, all discussions regarding non-GAAP financial measures reflect results from our continuing operations for all periods presented.

We use these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that we do not believe reflect our underlying and ongoing operations. We believe that presenting these non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliation to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, and they should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. We compensate for these limitations by using these non-GAAP financial measures as a supplement to the GAAP measures and by providing reconciliations of the non-GAAP and comparable GAAP financial measures.

Certain non-GAAP financial measures referenced in this Current Report are presented on a forward-looking basis. Kimberly-Clark does not provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures on a forward-looking basis because it is unable to predict certain adjustment items without unreasonable effort. Please note that these items could be material to Kimberly-Clark’s results calculated in accordance with GAAP.

The non-GAAP financial measures exclude the following items for the relevant time periods:

•	2024 Transformation Initiative – We initiated this transformation to create a more agile and focused operating structure that will accelerate our proprietary pipeline of innovation in right-to-win spaces and improve our growth trajectory, profitability, and returns on investment.
•	Kenvue Acquisition – Acquisition-related costs incurred in connection with our previously announced pending acquisition of Kenvue Inc., a Delaware corporation (the “Kenvue Acquisition”), primarily related to external advisory, legal, accounting, and other related costs.

•	Brazil Business Tax Credits – Favorable legal ruling resolving certain matters related to prior years' business taxes in Brazil.
•	U.S. Tax Reform Related Matters (OBBBA) – In the third quarter of 2025, we recognized a valuation allowance on prior year U.S. foreign tax credits as a result of provisions within the OBBBA that impact our ability to use the credits.
•	Equity Company Adjustments – Kimberly-Clark’s proportionate share of charges recognized by the Joint Venture formed as part of the completion of the IFP Transaction for certain acquisition-related accounting impacts and restructuring charges.
•	IFP Separation Costs – Costs incurred in connection with the IFP Transaction related to external advisory, legal, accounting, contractor and other incremental costs, and are reported in discontinued operations.
•	IFP Repatriated Earnings – In connection with the IFP Transaction, we recognized deferred tax liabilities for certain permanently reinvested earnings from the IFP Business that are expected to be repatriated.
•	IFP Reorganization Tax Charges – Net tax charges primarily related to the U.S. federal tax impacts from an intercompany intellectual property transaction and reorganization activities completed in connection with the IFP Transaction.
•	IFP Transaction Gain – Gain recognized in connection with the completion of the IFP Transaction.
•	Unrealized (Gains) Losses on Commodity Hedges – Mark-to-market impacts from undesignated commodity derivatives utilized to mitigate price volatility for forecasted transactions. These mark-to-market impacts are excluded until the related gains and losses are realized in order to facilitate comparisons of our underlying operating performance across periods.

Cautionary Statement Regarding Forward-Looking Information

Certain matters contained in this Current Report, including expectations regarding our 2026 outlook and related guidance, including raw material, energy and other input costs, the anticipated charges and savings from the 2024 Transformation Initiative, cash flow and uses of cash, growth initiatives, innovations, marketing and other spending, net sales, anticipated currency rates and exchange risks, including the impact in Argentina and Türkiye, effective tax rate, contingencies and anticipated transactions of Kimberly-Clark, including dividends, share repurchases and pension contributions, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements are based upon the expectations and beliefs of the management of Kimberly-Clark as of the date they were made and speak only as of the date they were made. We undertake no obligation to publicly update any forward-looking statements. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates that, among other things, depend on the achievement of future cost savings and projected volume increases. In addition, many factors outside our control, including risks and uncertainties around the Kenvue Acquisition (including the risk that the anticipated benefits and synergies of the Kenvue Acquisition may not be realized when expected or at all, the terms and scope of the expected financing in connection with the Kenvue Acquisition may prove to be less favorable than currently expected, that the Kenvue Acquisition may not be completed in a timely manner or at all and the risk of litigation related to the Kenvue Acquisition), the International Family Care and Professional joint venture transaction with Suzano S.A. (including risks relating to the incurrence of significant transaction costs, adverse market reactions, regulatory or legal challenges and operational disruptions), risks that we are not able to realize the anticipated benefits of the 2024 Transformation Initiative (including risks related to disruptions to our business or operations or related to any delays in implementation), war in Ukraine (including the related responses of consumers, customers, and suppliers and sanctions issued by the U.S., the European Union, Russia or other countries), government trade or similar regulatory actions (including current and potential trade and tariff actions affecting the countries where we operate and the resulting negative impacts on our supply chain, commodity costs, and consumer spending), pandemics, epidemics, fluctuations in foreign currency exchange rates, the prices and availability of our raw materials, supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including customers, suppliers and financial institutions with which we do business), failure to realize the expected benefits or synergies from our acquisition and disposition activity, impairment of goodwill and intangible assets and our projections of operating results and other factors that may affect our impairment testing, changes in customer preferences, severe weather conditions, regional instabilities and hostilities (including the war in Iran), potential competitive pressures on selling prices for our products, energy costs, general economic and political conditions globally and in the markets in which we do business, as well as our ability to maintain key customer relationships, could affect the realization of these estimates.

Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s filings with the SEC, including the risk factors discussed in Kimberly-Clark’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and Kimberly-Clark undertakes no obligation to update any forward-looking statements, or any other information in this Current Report, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Kimberly-Clark Corporation on October 15, 2026.
104	The cover page from Kimberly-Clark Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: October 15, 2026	By:	/s/ Nelson Urdaneta
	Name:	Nelson Urdaneta
	Title:	Senior Vice President and Chief Financial Officer